                                                                  EXHIBIT (a)(3)

The Dealer Manager, the Depositary, the Information Agent (see the Circular or below for address and telephone number) or your broker or other financial advisor can assist you in completing this Notice of Guaranteed Delivery.

                      THIS IS NOT A LETTER OF TRANSMITTAL
                              2022841 ONTARIO INC.
                         NOTICE OF GUARANTEED DELIVERY
                          FOR DEPOSIT OF COMMON SHARES
                                       OF
                                  EMCO LIMITED

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 8:00 P.M. (EST),
                 ON MONDAY, APRIL 7, 2003, UNLESS THE OFFER IS
                             EXTENDED OR WITHDRAWN.

    This Notice of Guaranteed Delivery, or a manually signed facsimile hereof, must be used to accept the Offer (the "OFFER DOCUMENT"), dated February 28, 2003, made by 2022841 Ontario Inc. (the "OFFEROR") for common shares (the "COMMON SHARES") of Emco Limited ("EMCO") if (i) certificates representing the Common Shares are not immediately available, (ii) the procedure for book entry transfer set forth in Section 3 of the Offer Document cannot be completed on a timely basis or (iii) the shareholder cannot deliver the certificates representing such Common Shares and all other required documents to the Depositary at or prior to the Expiry Time under the Offer (as defined hereinafter).

    The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery. Capitalized terms used, but not defined, in this Notice of Guaranteed Delivery and which are defined in the Offer Document shall have the same meanings herein as given to them in the Offer Document and the take-over bid circular accompanying the Offer (the "CIRCULAR", and, together with the Offer Document, the "OFFER TO PURCHASE"). The Offer to Purchase, together with the related Letter of Transmittal, and any supplements or amendments thereto, collectively constitute the "OFFER".

    To: the Depositary, COMPUTERSHARE TRUST COMPANY OF CANADA:

                     BY MAIL:                                           BY HAND OR BY COURIER:
                   P.O. Box 7021                                         100 University Avenue
                 31 Adelaide St. E                                             9th Floor
             Toronto, Ontario M5C 3H2                                  Toronto, Ontario M5J 2Y1
           Attention: Corporate Actions                              Attention: Corporate Actions

                           BY FACSIMILE TRANSMISSION:
                              Fax: (416) 981-9663

    In order to utilize the procedures contemplated by this Notice of Guaranteed Delivery, the following conditions must be met:

    (a) The deposit must be made by or through an Eligible Institution (as defined in the Offer);

    (b) A properly completed and duly executed copy of this Notice of Guaranteed Delivery (or a manually signed facsimile hereof) must be received by the Depositary at its Toronto, Ontario, Canada office set forth above (by hand, courier, facsimile transmission or mail) together with a guarantee to deliver by an Eligible Institution in the form set forth below before the Expiry Time; and

    (c) The certificate(s) representing deposited Common Shares in proper form for transfer (or a book-entry transfer thereof), together with a properly completed and duly executed Letter of Transmittal, or a signed facsimile thereof relating to such Common Shares (or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer) and all other documents required by the Letter of Transmittal must be received by the Depositary at its Toronto, Canada office before 5:00 p.m. (EST) on the third trading day on the Toronto Stock Exchange after the Expiry Date.

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN ONE SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN THE FACSIMILE NUMBER SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    THIS NOTICE OF GUARANTEED DELIVERY TO THE DEPOSITARY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

    TO: 2022841 ONTARIO INC.

        -AND-

    TO: COMPUTERSHARE TRUST COMPANY OF CANADA

    The undersigned hereby deposits to 2022841 Ontario Inc. (the "OFFEROR"), on and subject to the terms and conditions of the Offer, dated February 28, 2003 (the "OFFER DOCUMENT"), the take-over bid Circular accompanying and forming part of the Offer Document and the Letter of Transmittal, receipt of which is hereby acknowledged, the common shares (the "COMMON SHARES") listed below of Emco Limited ("EMCO"), pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer, "Manner and Time of Acceptance -- Procedure for Guaranteed Delivery".

--------------------------------------------------------------------------------------------------------------------------
       Name(s) and address(es) of
             Shareholder(s)                     Certificate Number(s), if                        Number(s)
             (please print)                             available                             of Common Shares
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHARES:     ----------------------------------------

Number of Shares
Tendered:
---------------------------

Certificate No(s) (if available):

---------------------------------------------------------

---------------------------------------------------------
[ ] Check if securities will be tendered by book-entry transfer.

---------------------------------------------------------
Name of Tendering Institution:
Account No.:
-------------------------------------------
Dated:
------------------------------------------ , 2003
Name(s) of Record Holder(s)

---------------------------------------------------------

---------------------------------------------------------
(please print)
Address(es):

---------------------------------------------------------

---------------------------------------------------------
(Zip Code)
Area Code and Telephone No(s):

---------------------------------------------------------

Signature(s):

---------------------------------------------------------

---------------------------------------------------------

DO NOT SEND CERTIFICATES FOR COMMON SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR THE COMMON SHARES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, an Eligible Institution (as defined in the Offer) GUARANTEES THE DELIVERY, to the office of the Depositary in Toronto, Ontario, Canada set forth above, of the certificates representing the Common Shares tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal or a manually signed facsimile thereof (or an Agent's Message, in the case of delivery of the Common Shares by book-entry transfer) and all other documents required by the Letter of Transmittal, before 5:00 p.m. (EST) on the third trading day on the Toronto Stock Exchange after the Expiry Date.
Dated:
------------------------------------
                                         ---------------------------------------
                                         Firm

                                         ---------------------------------------
                                         Authorized Signature

                                         ---------------------------------------
                                         Name (please print)

                                         ---------------------------------------
                                         Title

                                         ---------------------------------------
                                         Address

                                         ---------------------------------------
                                         Area Code and Telephone Number